CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Third-Quarter 2020 Results

CINCINNATI, October 29, 2020—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2020, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 9.9% to $528 million
•	GAAP Diluted Earnings-per-Share (EPS) of $4.14, an increase of 16.3%
•	Adjusted Diluted EPS of $4.86, an increase of 40.5%

VITAS segment operating results:

•	Net Patient Revenue of $337 million, an increase of 4.8%
•	Average Daily Census (ADC) of 19,045, a decline of 0.2%
•	Admissions of 17,943 an increase of 4.7%
•	Net Income, excluding certain discrete items, of $55.1 million, an increase of 36.4%
•	Adjusted EBITDA, excluding Medicare Cap, of $68.2 million, an increase of 25.6%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 20.5%, an increase of 367-basis points

Roto-Rooter segment operating results:

•	Revenue of $191 million, an increase of 20.4%
•	Net Income, excluding certain discrete items, of $36.2 million, an increase of 25.5%
•	Adjusted EBITDA of $51.8 million, an increase of 30.2%
•	Adjusted EBITDA margin of 27.1%, an increase of 205-basis points

VITAS

VITAS net revenue was $337 million in the third quarter of 2020, which is an increase of 4.8%, when compared to the prior-year period.  This revenue increase is comprised primarily of a geographically weighted average Medicare reimbursement rate increase (including the suspension of sequestration on May 1, 2020) of approximately 5.7%, a 0.2% decline in days-of-care, and acuity mix shift which then reduced the blended average Medicare rate increase 242-basis points.  In addition, a reduction in Medicare Cap liability increased revenue growth 162-basis points.  The combination of Medicaid net room and board pass-through and other contra revenue activity increased revenue growth approximately 9-basis points in the quarter.

In the third quarter of 2020, VITAS reversed $4.1 million in Medicare Cap billing limitations recorded in earlier quarters.  This compares favorably to the prior-year third quarter Medicare Cap billing limitation of $1.3 million.

The federal government’s Medicare Cap billing limitation fiscal year end is September 30.  At September 30, 2020, VITAS had 30 Medicare provider numbers, four of which have an estimated fiscal 2020 Medicare Cap billing limitation liability of $8.7 million.  This compares favorably to the full year fiscal 2019 Medicare Cap billing limitation liability of approximately $11.4 million.

Of VITAS’ 30 Medicare provider numbers, 22 provider numbers have a Medicare Cap cushion of 10% or greater, one provider number has a cap cushion between 5% and 10%, three provider numbers have a cap cushion between 0% and 5%, and four provider numbers have a fiscal 2020 Medicare Cap billing limitation.

Average revenue per patient per day in the third quarter of 2020 was $194.10, which, including acuity mix shift, is 3.2% above the prior-year period. Reimbursement for routine home care and high acuity care averaged $166.51 and $971.71, respectively.  During the quarter, high acuity days-of-care were 3.4% of total days of care, 57-basis points less than the prior-year quarter.  This 57-basis point mix shift in high acuity days-of-care reduced the increase in average revenue per patient per day from 5.7% to 3.2% in the quarter.

The third quarter 2020 gross margin, excluding Medicare Cap and excluding $7 million of costs for personal protection equipment (PPE), disinfecting facilities and other incremental expenses directly related to the pandemic, was 28.0%, which is a 465-basis point margin improvement when compared to the third quarter of 2019.  This increase in gross margin is attributed to a 2% increase in reimbursement from the temporary suspension of sequestration, a level-of-care mix shift to higher margin, lower reimbursement routine home care and efficiencies from utilizing telehealth when appropriate.

Selling, general and administrative expense was $21.8 million in the third quarter of 2020, which is a favorable decrease of 0.8% compared to the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $68.2 million in the quarter, an increase of 25.6%.  Adjusted EBITDA margin, excluding Medicare Cap, was 20.5% in the quarter, which is a 367-basis point improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $191 million in the third quarter of 2020, an increase of $32.3 million, or 20.4%, over the prior-year quarter.  On a unit-for-unit basis, which excludes the Oakland and HSW acquisitions completed in July 2019 and September 2019, respectively,

Roto-Rooter generated quarterly revenue of $173 million for the third quarter of 2020, an increase of 11.4% over the prior-year quarter.

Total commercial revenue, excluding acquisitions, decreased 11.6%.  This aggregate unit-for-unit commercial revenue decline consisted of drain cleaning revenue declining 13.0%, commercial plumbing and excavation declining 11.2%, and commercial water restoration declining 1.6%.

Total residential revenue, excluding acquisitions, increased 24.6%.  This aggregate residential revenue growth consisted of residential drain cleaning increasing 22.0%, plumbing and excavation expanding 31.2%, and residential water restoration increasing 16.1%.

Roto-Rooter started the second quarter of 2020 with weak commercial and residential demand when compared to the prior year.  Fortunately, service demand began to improve in the later part of April and continued to strengthen throughout the second quarter.  This positive trend continued throughout the third quarter with unit-for-unit commercial revenue declining 15.7%, 8.5% and 10.7% in July, August and September 2020, respectively.  Unit-for-unit residential revenue sales increased 22.8% in July, increased 24.1% in August, and increased 26.6% in September 2020.

Roto-Rooter’s gross margin in the quarter was 51.6%, a 232-basis point increase when compared to the third quarter of 2019.  Adjusted EBITDA in the third quarter of 2020 totaled $51.8 million, an increase of 30.2%.  The Adjusted EBITDA margin in the quarter was 27.1% which is a 205-basis point increase when compared to the prior year.  The increase in Adjusted EBITDA margin is attributed to strong residential revenue growth which contribute slightly higher margin than commercial revenue, as well as excellent expense management on costs related to managing Roto-Rooter branch infrastructure.

Chemed Consolidated

As of September 30, 2020, Chemed had total cash and cash equivalents of $113 million and no long-term debt.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At September 30, 2020, the Company had $38 million in outstanding letters of credit resulting in approximately $412 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 50,000 shares of Chemed stock for $25.0 million which equates to a cost per share of $499.48.  As of September 30, 2020, there was approximately $207 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time Chemed has repurchased approximately 14.5 million shares, aggregating approximately $1.4 billion at an average share cost of $94.17.  Including dividends over this period, Chemed has returned approximately $1.6 billion to shareholders.

Guidance for 2020

Historically, Chemed earnings guidance has been developed using previous years’ key operating metrics which are then modeled and projected out for the calendar year.  Critical within these projections is the understanding of traditional patterned correlations among key operating metrics. Once we complete this phase of our projected operating results, we would then modify the projections for the timing of price increases, changes in commission structure, wages, marketing programs and a variety of continuous improvement initiatives that our business segments plan on executing over the coming year.  This modeling exercise also takes into consideration anticipated industry and macro-economic issues outside of management’s control but are somewhat predictable in terms of timing and impact on our business segments’ operating results.

The 2020 pandemic has made accurate modeling and providing meaningful earnings guidance for Chemed exceptionally challenging.  Federal, state and local government authorities are forced to make swift decisions within our healthcare system, labor pools and general economy. These governmental decisions have the potential for an immediate and material impact on VITAS and Roto-Rooter operating results.

Over the past seven months, Chemed has been able to successfully navigate within this rapidly changing environment and produce operating results that we believe provide us with the ability to issue guidance for the remainder of the calendar year.  However, this guidance should be taken with the recognition the pandemic will continue to materially disrupt all aspects of our healthcare system and general economy to such an extent that future rules, regulations and government mandates could materially impact our ability to achieve this guidance.

Revenue growth for VITAS in 2020, prior to Medicare Cap, is estimated to be 4%. Average Daily Census in 2020 is estimated to expand approximately 1.3%.  Full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 21%.  We are currently estimating $8.7 million for Medicare Cap billing limitations for calendar year 2020.  We also anticipate the $80.2 million of CARES Act funds formulaically calculated by the federal government based upon our 2019 Medicare fee-for-service revenue will be adequate to cover increased costs specifically related to operating our healthcare unit during the pandemic as well as any incremental Medicare Cap billing limitations triggered from declines in Medicare admissions.  Chemed’s full year adjusted earnings per share guidance eliminates any financial benefit from the CARES Act funds that relate to lost revenue.  We anticipate returning any unused CARES Act funds to the federal government at the end of the pandemic measurement period.

Roto-Rooter is forecasted to achieve full-year 2020 revenue growth of 12.5% to 13.0%.  Roto-Rooter’s Adjusted EBITDA margin for 2020 is estimated to be 26.1%.

Based upon the above, full-year 2020 adjusted earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation, and other discrete items, is estimated to be in the range of $18.00 to $18.15 and compares to Chemed’s previous guidance of $16.20 to $16.40.  This 2020 guidance assumes an effective corporate tax rate of 25.8%. Chemed’s 2019 reported adjusted earnings per diluted share was $13.95.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, October 30, 2020, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants.  The Conference ID is 8376498.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 8376498.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 19,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release

.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Service revenues and sales	$528,297	$480,613	$1,546,294	$1,416,231
Cost of services provided and goods sold	339,240	328,183	1,043,148	973,771
Selling, general and administrative expenses (aa)	88,317	76,836	243,413	222,421
Depreciation	11,714	10,147	34,761	29,744
Amortization	2,511	441	7,476	1,366
Other operating (income)/expenses	12,207	78	(28,935)	9,001
Total costs and expenses	453,989	415,685	1,299,863	1,236,303
Income from operations	74,308	64,928	246,431	179,928
Interest expense	(379)	(1,041)	(2,005)	(3,402)
Other income--net (bb)	7,675	3,036	5,723	5,488
Income before income taxes	81,604	66,923	250,149	182,014
Income taxes	(13,882)	(7,976)	(44,435)	(27,671)
Net income	$67,722	$58,947	$205,714	$154,343
Earnings Per Share
Net income	$4.25	$3.69	$12.90	$9.68
Average number of shares outstanding	15,940	15,970	15,948	15,952
Diluted Earnings Per Share
Net income	$4.14	$3.56	$12.53	$9.35
Average number of shares outstanding	16,373	16,555	16,419	16,514

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$79,287	$72,273	$232,797	$212,775
Market value adjustments related to deferred
compensation trusts	7,256	2,886	5,093	5,094
Long-term incentive compensation	1,774	1,677	5,523	4,552
Total SG&A expenses	$88,317	$76,836	$243,413	$222,421

(bb) Other income--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Market value adjustments related to deferred
compensation trusts	$7,256	$2,886	$5,093	$5,094
Interest income	423	173	647	387
Other	(4)	(23)	(17)	7
Total other income--net	$7,675	$3,036	$5,723	$5,488

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	September 30,
	2020	2019
Assets
Current assets
Cash and cash equivalents	$112,765	$9,066
Accounts receivable less allowances	110,839	114,480
Inventories	7,546	7,354
Prepaid income taxes	14,224	10,745
Prepaid expenses	25,222	26,150
Total current assets	270,596	167,795
Investments of deferred compensation plans held in trust	86,865	73,714
Properties and equipment, at cost less accumulated depreciation	181,386	172,932
Lease right of use asset	120,382	103,286
Identifiable intangible assets less accumulated amortization	120,401	129,276
Goodwill	578,519	576,600
Other assets	8,805	8,982
Total Assets	$1,366,954	$1,232,585
Liabilities
Current liabilities
Accounts payable	$39,268	$44,027
Accrued insurance	50,727	47,726
Accrued compensation	101,868	75,208
Accrued legal	9,561	7,283
Short-term lease liability	33,311	33,761
Unutilized CARES Act grant	48,041	-
Other current liabilities	46,387	43,496
Total current liabilities	329,163	251,501
Deferred income taxes	19,222	15,512
Long-term debt	-	130,000
Deferred compensation liabilities	86,875	73,335
Long-term lease liability	99,241	82,012
Other liabilities	31,045	7,845
Total Liabilities	565,546	560,205
Stockholders' Equity
Capital stock	36,137	35,738
Paid-in capital	925,271	841,837
Retained earnings	1,615,465	1,365,303
Treasury stock, at cost	(1,777,809)	(1,572,844)
Deferred compensation payable in Company stock	2,344	2,346
Total Stockholders' Equity	801,408	672,380
Total Liabilities and Stockholders' Equity	$1,366,954	$1,232,585

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Nine Months Ended September 30,
	2020	2019
Cash Flows from Operating Activities
Net income	$205,714	$154,343
Adjustments to reconcile net income to net cash provided
by operating activities:
Unutilized CARES Act grant	48,041	-
Depreciation and amortization	42,237	31,110
Deferred payroll taxes	22,941	-
Stock option expense	13,296	10,729
Noncash long-term incentive compensation	5,301	4,184
Litigation settlement	2,684	6,000
Noncash directors' compensation	1,171	767
Deferred tax provision/(benefit)	831	(6,085)
Amortization of debt issuance costs	229	229
Asset impairment loss	-	2,266
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease in accounts receivable	27,993	10,558
Increase in inventories	(84)	(1,649)
Increase in prepaid expenses	(2,072)	(6,836)
Increase in accounts payable and
other current liabilities	34,526	28,622
Change in current income taxes	(4,366)	(81)
Net change in lease assets and liabilities	1,583	1,311
Increase in other assets	(9,646)	(8,145)
Increase in other liabilities	10,735	9,045
Other sources	1,298	1,277
Net cash provided by operating activities	402,412	237,645
Cash Flows from Investing Activities
Capital expenditures	(42,670)	(39,753)
Business combinations	(3,600)	(138,010)
Other sources	672	101
Net cash used by investing activities	(45,598)	(177,662)
Cash Flows from Financing Activities
Payments on revolving line of credit	(264,900)	(359,900)
Proceeds from revolving line of credit	174,900	400,700
Purchases of treasury stock	(147,123)	(71,926)
Proceeds from exercise of stock options	31,498	23,383
Capital stock surrendered to pay taxes on stock-based compensation	(18,707)	(26,108)
Dividends paid	(15,639)	(14,657)
Change in cash overdrafts payable	(9,849)	(7,535)
Other (uses)/sources	(387)	295
Net cash used by financing activities	(250,207)	(55,748)
Increase in Cash and Cash Equivalents	106,607	4,235
Cash and cash equivalents at beginning of year	6,158	4,831
Cash and cash equivalents at end of year	$112,765	$9,066

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019
(in thousands)(unaudited)
		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2020 (a)
Service revenues and sales	$337,097	$191,200	$-	$528,297
Cost of services provided and goods sold	246,636	92,604	-	339,240
Selling, general and administrative expenses	21,799	48,074	18,444	88,317
Depreciation	5,592	6,089	33	11,714
Amortization	18	2,493	-	2,511
Other operating expense	9,052	3,155	-	12,207
Total costs and expenses	283,097	152,415	18,477	453,989
Income/(loss) from operations	54,000	38,785	(18,477)	74,308
Interest expense	(47)	(80)	(252)	(379)
Intercompany interest income/(expense)	5,337	1,651	(6,988)	-
Other income—net	381	38	7,256	7,675
Income/(loss) before income taxes	59,671	40,394	(18,461)	81,604
Income taxes	(13,934)	(9,218)	9,270	(13,882)
Net income/(loss)	$45,737	$31,176	$(9,191)	$67,722

2019 (b)
Service revenues and sales	$321,748	$158,865	$-	$480,613
Cost of services provided and goods sold	247,551	80,632	-	328,183
Selling, general and administrative expenses	21,965	41,758	13,113	76,836
Depreciation	5,105	5,003	39	10,147
Amortization	18	423	-	441
Other operating expense/(income)	97	(19)	-	78
Total costs and expenses	274,736	127,797	13,152	415,685
Income/(loss) from operations	47,012	31,068	(13,152)	64,928
Interest expense	(48)	(80)	(913)	(1,041)
Intercompany interest income/(expense)	4,618	2,234	(6,852)	-
Other income—net	121	31	2,884	3,036
Income/(loss) before income taxes	51,703	33,253	(18,033)	66,923
Income taxes	(11,930)	(7,113)	11,067	(7,976)
Net income/(loss)	$39,773	$26,140	$(6,966)	$58,947

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019
(in thousands)(unaudited)

		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2020 (a)
Service revenues and sales	$1,002,477	$543,817	$-	$1,546,294
Cost of services provided and goods sold	772,880	270,268	-	1,043,148
Selling, general and administrative expenses	65,141	138,587	39,685	243,413
Depreciation	16,622	18,035	104	34,761
Amortization	53	7,423	-	7,476
Other operating (income)/expense	(31,661)	2,725	1	(28,935)
Total costs and expenses	823,035	437,038	39,790	1,299,863
Income/(loss) from operations	179,442	106,779	(39,790)	246,431
Interest expense	(137)	(272)	(1,596)	(2,005)
Intercompany interest income/(expense)	14,463	4,422	(18,885)	-
Other income—net	549	68	5,106	5,723
Income/(loss) before income taxes	194,317	110,997	(55,165)	250,149
Income taxes	(47,055)	(26,031)	28,651	(44,435)
Net income/(loss)	$147,262	$84,966	$(26,514)	$205,714

2019 (b)
Service revenues and sales	$941,279	$474,952	$-	$1,416,231
Cost of services provided and goods sold	728,397	245,374	-	973,771
Selling, general and administrative expenses	65,182	120,736	36,503	222,421
Depreciation	14,644	14,983	117	29,744
Amortization	53	1,313	-	1,366
Other operating expense	6,521	214	2,266	9,001
Total costs and expenses	814,797	382,620	38,886	1,236,303
Income/(loss) from operations	126,482	92,332	(38,886)	179,928
Interest expense	(150)	(273)	(2,979)	(3,402)
Intercompany interest income/(expense)	13,395	6,609	(20,004)	-
Other income—net	309	86	5,093	5,488
Income/(loss) before income taxes	140,036	98,754	(56,776)	182,014
Income taxes	(33,636)	(22,452)	28,417	(27,671)
Net income/(loss)	$106,400	$76,302	$(28,359)	$154,343

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2020
Net income/(loss)	$45,737	$31,176	$(9,191)	$67,722
Add/(deduct):
Interest expense	47	80	252	379
Income taxes	13,934	9,218	(9,270)	13,882
Depreciation	5,592	6,089	33	11,714
Amortization	18	2,493	-	2,511
EBITDA	65,328	49,056	(18,176)	96,208
Add/(deduct):
Intercompany interest expense/(income)	(5,337)	(1,651)	6,988	-
Interest income	(385)	(38)	-	(423)
CARES Act grant	8,805	-	-	8,805
Direct costs related to COVID-19	6,945	1,321	-	8,266
Stock option expense	-	-	3,182	3,182
Litigation settlement	-	3,095	-	3,095
COVID-19 related Medicare cap	(2,250)	-	-	(2,250)
Long-term incentive compensation	-	-	1,774	1,774
Medicare cap sequestration adjustment	(852)	-	-	(852)
Adjusted EBITDA	$72,254	$51,783	$(6,232)	$117,805

2019
Net income/(loss)	$39,773	$26,140	$(6,966)	$58,947
Add/(deduct):
Interest expense	48	80	913	1,041
Income taxes	11,930	7,113	(11,067)	7,976
Depreciation	5,105	5,003	39	10,147
Amortization	18	423	-	441
EBITDA	56,874	38,759	(17,081)	78,552
Add/(deduct):
Intercompany interest expense/(income)	(4,618)	(2,234)	6,852	-
Interest income	(139)	(34)	-	(173)
Acquisition expense	-	3,281	-	3,281
Stock option expense	-	-	2,711	2,711
Long-term incentive compensation	-	-	1,677	1,677
Medicare cap sequestration adjustment	859	-	-	859
Adjusted EBITDA	$52,976	$39,772	$(5,841)	$86,907

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2020
Net income/(loss)	$147,262	$84,966	$(26,514)	$205,714
Add/(deduct):
Interest expense	137	272	1,596	2,005
Income taxes	47,055	26,031	(28,651)	44,435
Depreciation	16,622	18,035	104	34,761
Amortization	53	7,423	-	7,476
EBITDA	211,129	136,727	(53,465)	294,391
Add/(deduct):
Intercompany interest expense/(income)	(14,463)	(4,422)	18,885	-
Interest income	(566)	(68)	(13)	(647)
Direct costs related to COVID-19	32,184	3,299	-	35,483
CARES Act grant	(32,184)	-	-	(32,184)
Stock option expense	-	-	13,296	13,296
Long-term incentive compensation	-	-	5,523	5,523
Litigation settlement costs	-	3,095	-	3,095
Medicare cap sequestration adjustment	619	-	-	619
Adjusted EBITDA	$196,719	$138,631	$(15,774)	$319,576
2019
Net income/(loss)	$106,400	$76,302	$(28,359)	$154,343
Add/(deduct):
Interest expense	150	273	2,979	3,402
Income taxes	33,636	22,452	(28,417)	27,671
Depreciation	14,644	14,983	117	29,744
Amortization	53	1,313	-	1,366
EBITDA	154,883	115,323	(53,680)	216,526
Add/(deduct):
Intercompany interest expense/(income)	(13,395)	(6,609)	20,004	-
Interest (income)/expense	(296)	(91)	-	(387)
Stock option expense	-	-	10,729	10,729
Litigation settlement costs	6,000	-	-	6,000
Long-term incentive compensation	-	-	4,552	4,552
Acquisition expense	-	3,377	120	3,497
Medicare cap sequestration adjustment	3,063	-	-	3,063
Impairment loss on transportation equipment	-	-	2,266	2,266
Non cash ASC 842 expenses/(benefit)	656	55	(163)	548
Adjusted EBITDA	$150,911	$112,055	$(16,172)	$246,794

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income as reported	$67,722	$58,947	$205,714	$154,343
Add/(deduct) pre-tax cost of:
Direct costs related to COVID-19	8,266	-	35,483	-
CARES Act grant	8,805	-	(32,184)	-
Stock option expense	3,182	2,711	13,296	10,729
Amortization of reacquired franchise agreements	2,352	331	7,056	1,103
Long-term incentive compensation	1,774	1,677	5,523	4,552
Litigation settlement	3,095	-	3,095	6,000
Medicare cap sequestration adjustments	(852)	859	619	3,063
COVID-19 Medicare cap	(2,250)	-	-	-
Impairment loss on transportation equipment	-	-	-	2,266
Acquisition expense	-	3,281	-	3,497
Non cash ASC 842 expenses	-	-	-	548
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(5,351)	(1,801)	(6,165)	(6,761)
Excess tax benefits on stock compensation	(7,187)	(8,792)	(19,943)	(18,737)
Adjusted net income	$79,556	$57,213	$212,494	$160,603

Diluted Earnings Per Share As Reported
Net income	$4.14	$3.56	$12.53	$9.35
Average number of shares outstanding	16,373	16,555	16,419	16,514

Adjusted Diluted Earnings Per Share
Adjusted net income	$4.86	$3.46	$12.94	$9.73
Average number of shares outstanding	16,373	16,555	16,419	16,514

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING STATISTICS	2020	2019	2020	2019
Net revenue ($000) (c)
Homecare	$278,856	$274,746	$826,954	$800,059
Inpatient	27,633	23,599	85,983	69,063
Continuous care	30,699	29,446	105,836	92,476
Other	2,910	2,356	8,175	6,598
Subtotal	$340,098	$330,147	$1,026,948	$968,196
Room and board, net	(3,289)	(2,846)	(9,317)	(8,098)
Contractual allowances	(3,784)	(4,236)	(10,976)	(10,904)
Medicare cap allowance	4,072	(1,317)	(4,178)	(7,915)
Net Revenue	$337,097	$321,748	$1,002,477	$941,279
Net revenue as a percent of total before Medicare cap allowance
Homecare	82.0%	83.2%	80.5%	82.6%
Inpatient	8.1	7.1	8.4	7.1
Continuous care	9.0	8.9	10.3	9.6
Other	0.9	0.8	0.8	0.7
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(1.0)	(0.9)	(0.9)	(0.8)
Contractual allowances	(1.1)	(1.3)	(1.1)	(1.2)
Medicare cap allowance	1.2	(0.4)	(0.4)	(0.8)
Net Revenue	99.1%	97.4%	97.6%	97.2%
Days of care
Homecare	1,426,191	1,361,508	4,192,681	3,961,261
Nursing home	261,396	315,566	844,232	909,318
Respite	4,566	8,582	15,416	21,552
Subtotal routine homecare and respite	1,692,153	1,685,656	5,052,329	4,892,131
Inpatient	27,017	30,553	84,907	89,366
Continuous care	33,013	39,670	110,200	125,397
Total	1,752,183	1,755,879	5,247,436	5,106,894

Number of days in relevant time period	92	92	274	273
Average daily census ("ADC") (days)
Homecare	15,502	14,799	15,302	14,510
Nursing home	2,841	3,430	3,081	3,331
Respite	50	93	56	79
Subtotal routine homecare and respite	18,393	18,322	18,439	17,920
Inpatient	294	332	310	327
Continuous care	358	432	402	460
Total	19,045	19,086	19,151	18,707
Total Admissions	17,943	17,131	53,368	52,380
Total Discharges	18,205	16,915	51,281	51,274
Average length of stay (days)	97.1	92.6	92.9	91.6
Median length of stay (days)	14.0	17.0	14.0	16.0
ADC by major diagnosis
Cerebro	35.1%	35.7%	35.7%	35.9%
Neurological	22.1	20.7	21.7	20.4
Cancer	12.5	12.9	12.6	12.9
Cardio	16.1	16.6	15.9	16.7
Respiratory	8.0	8.1	8.2	8.1
Other	6.2	6.0	5.9	6.0
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.4%	21.1%	21.2%	20.8%
Neurological	13.2	12.7	13.0	12.6
Cancer	27.4	30.5	27.8	29.2
Cardio	13.6	14.8	14.5	15.7
Respiratory	9.9	10.2	10.6	11.3
Other	14.5	10.7	12.9	10.4

Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.1%	1.3%	1.1%	1.1%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	33.4	32.7	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	22.1	21.0	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019
(unaudited)

(a)	Included in the results of operations for 2020 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$(8,805)	$-	$-	$(8,805)
	Direct costs related to COVID-19	(6,945)	(1,321)	-	(8,266)
	Stock option expense	-	-	(3,182)	(3,182)
	Litigation settlement	-	(3,095)	-	(3,095)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	COVID-19 Medicare cap	2,250	-	-	2,250
	Long-term incentive compensation	-	-	(1,774)	(1,774)
	Medicare cap sequestration adjustment	852	-	-	852
	Pretax impact on earnings	(12,648)	(6,768)	(4,956)	(24,372)
	Excess tax benefits on stock compensation	-	-	7,187	7,187
	Income tax benefit on the above	3,253	1,794	304	5,351
	After-tax impact on earnings	$(9,395)	$(4,974)	$2,535	$(11,834)

		Nine Months Ended September 30, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	Direct costs related to COVID-19	$(32,184)	$(3,299)	$-	$(35,483)
	CARES Act grant	32,184	-	-	32,184
	Stock option expense	-	-	(13,296)	(13,296)
	Amortization of acquired and cancelled franchise agreements	-	(7,056)	-	(7,056)
	Long-term incentive compensation	-	-	(5,523)	(5,523)
	Litigation settlement	-	(3,095)	-	(3,095)
	Medicare cap sequestration adjustment	(619)	-	-	(619)
	Pretax impact on earnings	(619)	(13,450)	(18,819)	(32,888)
	Excess tax benefits on stock compensation	-	-	19,943	19,943
	Income tax benefit on the above	157	3,564	2,444	6,165
	After-tax impact on earnings	$(462)	$(9,886)	$3,568	$(6,780)

Included in the results of operations for 2019 are the following significant credits/(charges) which may not be indicative of ongoing operations
(in thousands):
	Three Months Ended September 30, 2019
	VITAS	Roto-Rooter	Corporate	Consolidated

Acquisition expense	$-	$(3,281)	$-	$(3,281)
Stock option expense	-	-	(2,711)	(2,711)
Long-term incentive compensation	-	-	(1,677)	(1,677)
Medicare cap sequestration adjustment	(859)	-	-	(859)
Amortization of reacquired franchise agreements	-	(331)	-	(331)
Pretax impact on earnings	(859)	(3,612)	(4,388)	(8,859)
Excess tax benefits on stock compensation	-	-	8,792	8,792
Income tax benefit on the above	220	957	624	1,801
After-tax impact on earnings	$(639)	$(2,655)	$5,028	$1,734

	Nine Months Ended September 30, 2019
	VITAS	Roto-Rooter	Corporate	Consolidated

Stock option expense	$-	$-	$(10,729)	$(10,729)
Litigation settlement	(6,000)	-	-	(6,000)
Long-term incentive compensation	-	-	(4,552)	(4,552)
Acquisition expense	-	(3,377)	(120)	(3,497)
Medicare cap sequestration adjustment	(3,063)	-	-	(3,063)
Impairment loss on transportation equipment	-	-	(2,266)	(2,266)
Amortization of reacquired franchise agreements	-	(1,103)	-	(1,103)
Non cash ASC 842 (expenses)/benefit	(656)	(55)	163	(548)
Pretax impact on earnings	(9,719)	(4,535)	(17,504)	(31,758)
Excess tax benefits on stock compensation	-	-	18,737	18,737
Income tax benefit on the above	2,474	1,202	3,085	6,761
After-tax impact on earnings	$(7,245)	$(3,333)	$4,318	$(6,260)

VITAS has 11 large (greater than 450 ADC), 21 medium (greater than 200 but less than 450 ADC) and 17 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 22 provider numbers have a Medicare cap cushion of 10% or greater, one provider numbers have a cap cushion between 5% and 10%, three provider numbers have a cap cushion between 0% and 5%, and four provider numbers have a Medicare cap liability.